AFC TRUST SERIES 2000-2

                                     Issuer

                                       and

                        LASALLE BANK NATIONAL ASSOCIATION

                                Indenture Trustee

                    -----------------------------------------



                                    INDENTURE

                            Dated as of June 1, 2000

                   ------------------------------------------


                      AFC MORTGAGE LOAN ASSET BACKED NOTES


                                  Series 2000-2

                                                 TABLE OF CONTENTS


Section                                                                                                        Page
-------                                                                                                        -----

ARTICLE I

         DEFINITIONS

         1.01.         Definitions................................................................................3
         1.02.         Incorporation by Reference of Trust Indenture Act..........................................3
         1.03.         Rules of Construction......................................................................3

ARTICLE II

         ORIGINAL ISSUANCE OF NOTES
         2.01.         Form.......................................................................................5
         2.02.         Execution, Authentication and Delivery.....................................................5
         2.03.         Acceptance of Mortgage Loans by Indenture Trustee..........................................5

ARTICLE III

         COVENANTS

         3.01.         Collection of Payments with respect to the Mortgage Loans..................................6
         3.02.         Maintenance of Office or Agency............................................................6
         3.03.         Money for Payments To Be Held in Trust; Paying Agent.......................................6
         3.04.         Existence..................................................................................8
         3.05.         Payment of Principal and Interest..........................................................8
         3.06.         Protection of Trust Estate.................................................................9
         3.07.         Opinions as to Trust Estate................................................................9
         3.08.         Performance of Obligations................................................................10
         3.09.         Negative Covenants........................................................................11
         3.10.         Annual Statement as to Compliance.........................................................11
         3.11.         [Reserved]................................................................................11
         3.12.         Representations and Warranties Concerning the Mortgage Loans..............................12
         3.13.         [Reserved]................................................................................12
         3.14.         Servicer as Agent and Bailee of the Indenture Trustee.....................................12
         3.15.         Investment Company Act....................................................................12
         3.16.         Issuer May Consolidate, etc...............................................................12
         3.17.         Successor or Transferee...................................................................14
         3.18.         No Other Business.........................................................................14
         3.19.         No Borrowing..............................................................................15
         3.20.         Guarantees, Loans, Advances and Other Liabilities.........................................15
         3.21.         Capital Expenditures......................................................................15
         3.22.         [Reserved]................................................................................15
         3.23.         Restricted Payments.......................................................................15



         3.24.         Notice of Events of Default...............................................................15
         3.25.         Further Instruments and Acts..............................................................15
         3.26.         Grant of the Subsequent Mortgage Loans....................................................15

ARTICLE IV

         THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

         4.01.         The Notes.................................................................................17
         4.02.         Registration of and Limitations on Transfer and Exchange of Notes;
                       Appointment of Note Registrar and Certificate Registrar...................................17
         4.03.         Mutilated, Destroyed, Lost or Stolen Notes................................................18
         4.04.         Persons Deemed Owners.....................................................................19
         4.05.         Cancellation..............................................................................19
         4.06.         Book-Entry Notes..........................................................................19
         4.07.         Notices to Depository.....................................................................20
         4.08.         Definitive Notes..........................................................................20
         4.09.         Tax Treatment.............................................................................21
         4.10.         Satisfaction and Discharge of Indenture...................................................21
         4.11.         Application of Trust Money................................................................22
         4.12.         Subrogation and Cooperation...............................................................22
         4.13.         Repayment of Monies Held by Paying Agent..................................................23
         4.14.         Temporary Notes...........................................................................23
         4.15.         ERISA Deemed Representations..............................................................24

ARTICLE V

         DEFAULT AND REMEDIES

         5.01.         Events of Default.........................................................................25
         5.02.         Acceleration of Maturity; Rescission and Annulment........................................26
         5.03.         Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.................26
         5.04.         Remedies; Priorities......................................................................28
         5.05.         Optional Preservation of the Trust Estate.................................................30
         5.06.         Limitation of Suits.......................................................................30
         5.07.         Unconditional Rights of Noteholders To Receive Principal and Interest.....................31
         5.08.         Restoration of Rights and Remedies........................................................31
         5.09.         Rights and Remedies Cumulative............................................................31
         5.10.         Delay or Omission Not a Waiver............................................................31
         5.11.         Control by Note Insurer...................................................................32
         5.12.         Waiver of Past Defaults...................................................................32
         5.13.         Undertaking for Costs.....................................................................33
         5.14.         Waiver of Stay or Extension Laws..........................................................33
         5.15.         Sale of Trust Estate......................................................................33
         5.16.         Action on Notes...........................................................................35



ARTICLE VI

         THE INDENTURE TRUSTEE
         6.01.         Duties of Indenture Trustee...............................................................36
         6.02          Certain Matters Affecting the Indenture Trustee...........................................38
         6.03          Indenture Trustee Not Liable for Notes or Mortgage Loans..................................39
         6.04          Indenture Trustee May Own Notes...........................................................40
         6.05          [Reserved]................................................................................40
         6.06          Eligibility Requirements for Indenture Trustee............................................40
         6.07          Resignation and Removal of the Indenture Trustee..........................................40
         6.08          Successor Indenture Trustee...............................................................42
         6.09          Merger or Consolidation of Indenture Trustee..............................................42
         6.10          Appointment of Co-Indenture Trustee or Separate Indenture Trustee.........................42
         6.11          Tax Returns...............................................................................44
         6.12          Appointment of Custodians.................................................................44
         6.13          Indenture Trustee May Enforce Claims Without Possession of Notes..........................44
         6.14          Suits for Enforcement.....................................................................44
         6.15          Indenture Trustee's Fees and Expenses.....................................................44
         6.16          [Reserved]................................................................................45
         6.17          Representations and Warranties............................................................45
         6.18          Directions to Indenture Trustee...........................................................45
         6.19          The Agents................................................................................46

ARTICLE VII

         NOTEHOLDERS' LISTS AND REPORTS

         7.01.         Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders....................47
         7.02.         Preservation of Information; Communications to Noteholders................................47
         7.03.         Reports of Issuer.........................................................................47
         7.04.         Reports by Indenture Trustee..............................................................48
         7.05.         Statements to Noteholders.................................................................48

ARTICLE VIII

         ACCOUNTS, DISTRIBUTIONS, DISBURSEMENTS AND RELEASES

         8.01.         Collection of Money.......................................................................49
         8.02.         [Reserved]................................................................................49
         8.03.         Officer's Certificate.....................................................................49
         8.04.         Termination Upon Distribution to Noteholders..............................................49
         8.05.         Release of Trust Estate...................................................................49




         8.06.         Surrender of Notes Upon Final Payment.....................................................50
         8.07.         No Redemption of the Notes................................................................50

ARTICLE IX

         SUPPLEMENTAL INDENTURES

         9.01.         Supplemental Indentures Without Consent of Noteholders....................................51
         9.02.         Supplemental Indentures With Consent of Noteholders.......................................52
         9.03.         Execution of Supplemental Indentures......................................................53
         9.04.         Effect of Supplemental Indenture..........................................................54
         9.05.         Conformity with Trust Indenture Act.......................................................54
         9.06.         Reference in Notes to Supplemental Indentures.............................................54

ARTICLE X

         MISCELLANEOUS

         10.01.        Compliance Certificates and Opinions, etc.................................................55
         10.02.        Form of Documents Delivered to Indenture Trustee..........................................56
         10.03.        Acts of Noteholders.......................................................................57
         10.04.        Notices, etc., to Indenture Trustee, Note Insurer, Issuer and Rating Agencies.............57
         10.05.        Notices to Noteholders; Waiver............................................................58
         10.06.        Conflict with Trust Indenture Act.........................................................59
         10.07.        Effect of Headings........................................................................59
         10.08.        Successors and Assigns....................................................................59
         10.09.        Separability..............................................................................59
         10.10.        Benefits of Indenture.....................................................................59
         10.11.        Legal Holidays............................................................................59
         10.12.        GOVERNING LAW.............................................................................59
         10.13.        Counterparts..............................................................................60
         10.14.        Recording of Indenture....................................................................60
         10.15.        Issuer Obligation.........................................................................60
         10.16.        No Petition...............................................................................60
         10.17.        Inspection................................................................................60
         10.18.        Limitation of Liability...................................................................61



EXHIBITS

Exhibit A-1 - Form of Class 1A Notes
Exhibit A-2 - Form of Class 2A Notes
Exhibit B - Custodial Agreement

         This Indenture, dated as of June 1, 2000, between AFC Trust Series 2000-2, a Delaware business trust, as Issuer (the "Issuer") and LaSalle Bank National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's AFC Mortgage Loan Asset Backed Notes, Series 2000-2 (the "Notes") and the Note Insurer.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Principal and Interest Accounts allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Note Distribution Accounts, the Trustee Expense Accounts, the Pre-Funding Accounts, the Interest Coverage Accounts and the Reserve Account and in all proceeds thereof excluding any investment income from such funds; (d) all rights under the (i) Sale and Servicing Agreement and any Sub- Servicing Agreements, (ii) any title, hazard and primary insurance policies with respect to the Mortgaged Property, and (iii) all rights under the Cap Agreements; and
(e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral"). The Depositor's Yield and amounts received after the Cut-off Date in the case of the Initial Mortgage Loans, or after the Subsequent Cut- off Date in the case of the Subsequent Mortgage Loans, in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date or Subsequent Cut-off Date, as the case may be, do not constitute a part of the Trust Estate or the Collateral.

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as trustee on behalf of the Holders of the Notes and the Note Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein. The Indenture Trustee agrees that it will hold the Note Insurance Policy in trust and that it will hold any proceeds of any claim upon the Note Insurance Policy, solely for the use and benefit of the

Noteholders in accordance with the terms hereof and of the Sale and Servicing Agreement and the Note Insurance Policy.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Article I, Definitions of the Sale and Servicing Agreement, dated as of June 1, 2000 among the Issuer, the Indenture Trustee and Superior Bank FSB, as seller and servicer (the "Sale and Servicing Agreement"). All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                    "Commission" means the Securities and Exchange Commission.

                    "indenture securities" means the Notes.

                    "indenture security holder" means a Noteholder.

                    "indenture to be qualified" means this Indenture.

                    "indenture trustee" or "institutional trustee" means the
               Indenture Trustee.

                    "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them by such definitions.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                    (i) a term has the meaning assigned to it;

                    (ii) an accounting term not otherwise defined has the
               meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                    (iii) "or" is not exclusive;

                    (iv) "including" means including without limitation;

                    (v) words in the singular include the plural and words in
               the plural include the singular; and

                    (vi) any agreement, instrument or statute defined or
               referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF NOTES

         Section 2.01. Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1 and A-2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

         The terms of the Notes are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class 1A and Class 2A Notes for original issue in an aggregate initial principal amount of $266,000,000 with respect to Class 1A and $280,000,000 with respect to Class 2A.

         Each Class of Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Principal Balances of $100,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03. Acceptance of Mortgage Loans by Indenture Trustee. (a) The Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described in the Sale and Servicing Agreement, the documents (or certified copies thereof) referred to in Section 2.04 of the Sale and Servicing Agreement and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes and the Note Insurer. The Indenture Trustee agrees to review the Trustee's Mortgage File in accordance with the terms of Section 2.04 of the Sale and Servicing Agreement.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01. Collection of Payments with respect to the Mortgage Loans. Pursuant to the terms of the Sale and Servicing Agreement, the Indenture Trustee shall establish and maintain the Note Distribution Accounts in which the Indenture Trustee shall deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in Section 3.05 herein and in the Sale and Servicing Agreement from monies on deposit in the Note Distribution Accounts.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands. The chief executive office and principal place of business of the Issuer is located in the county of New Castle in the state of Delaware.

         Section 3.03. Money for Payments To Be Held in Trust; Paying Agent. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Accounts pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Distribution Accounts for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer initially appoints the Indenture Trustee to serve as Paying Agent and the Indenture Trustee accepts such appointment.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                    (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                    (ii) give the Indenture Trustee and the Note Insurer notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                    (iii) at any time during the continuance of any such
               default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                    (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                    (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                    (vi) not commence a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law against the Issuer in connection with this Indenture.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be repaid to the Note Insurer to the extent such funds constitute an Insured Payment made by the Note Insurer under the Note Insurance Policy and not previously reimbursed or to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Note Insurer or the Issuer, respectively, for payment thereof (but only to the extent of the amounts so paid to the Note Insurer or the Issuer, as applicable), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in two newspapers published in the English language customarily published on each Business Day and of general circulation in Chicago, Illinois, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of its jurisdiction of organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05. Payment of Principal and Interest. (a) The Issuer will duly and punctually pay, but only to the extent of the Amount Available for each Group on each Payment Date, the principal of and interest on the Notes in accordance with the terms of such Notes, this Indenture and the Sale and Servicing Agreement. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the related Note Distribution Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the related Classes of Notes, to the applicable Noteholders. Amounts properly withheld under the Code from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         (b) Each distribution with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Seller, the Note Insurer or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (c) [Reserved].

         (d) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date and such Holder holds Notes of an aggregate initial Note Principal Balance of at least $5,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Notes; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         (e) The principal of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the forms of Note set forth in Exhibits A-1 and A-2. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date. Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Scheduled Payment Date or any such other final Payment Date.

         Section 3.06. Protection of Trust Estate. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                    (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                    (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                    (iii) cause the Issuer or Servicer to enforce any of the
               rights to the Mortgage Loans; or

                    (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Note Insurer and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

         Section 3.07. Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Note Insurer and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

         (b) On or before April 30 in each calendar year, beginning in April 2001, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until April 30 in the following calendar year.

         Section 3.08. Performance of Obligations. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Sale and Servicing Agreement. The Indenture Trustee, as pledgee of the Mortgage Loans and an assignee of the Issuer's rights under the Sale and Servicing Agreement, shall be entitled to exercise all of the rights of the Issuer to direct the actions of the Servicer pursuant to the Sale and Servicing Agreement. So long as any Event of Servicer Default shall be continuing under the Sale and Servicing Agreement, the Indenture Trustee, with the consent of the Note Insurer, may exercise the remedies set forth in Section 10.01 of the Sale and Servicing Agreement. Unless granted or permitted by the Note Insurer or the Holders of the Notes to the extent provided in the Sale and Servicing Agreement, the Issuer may not waive any such Event of Servicer Default or terminate the rights and powers of the Servicer under the Sale and Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                    (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, except as expressly permitted by the Indenture or the Sale and Servicing Agreement;

                    (ii) claim any credit on, or make any deduction from the
               principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                    (iii) (A) permit the validity or effectiveness of this
               Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate;

                    (iv) waive or impair, or fail to assert rights under, the
               Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Sale and Servicing Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders or the Note Insurer; or

                    (v) dissolve or liquidate, in whole or in part, unless the
               Notes are paid in full.

         Section 3.10. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Note Insurer, by April 30 in each calendar year (commencing with the year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                    (i) a review of the activities of the Issuer during such
               year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                    (ii) to the best of such Authorized Officer's knowledge,
               based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. [Reserved].

         Section 3.12. Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in the Sale and Servicing Agreement concerning the Seller and the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Sale and Servicing Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Seller and the Note Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

         Section 3.13. [Reserved].

         Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Principal and Interest Accounts, as well as its agent and bailee in holding any Related Documents released to the Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's execution of the Sale and Servicing Agreement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such documents, monies and such other items for purposes of Section 9- 305 of the Uniform Commercial Code of the state in which such property is held by the Servicer.

         Section 3.15. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16. Issuer May Consolidate, etc. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                    (i) the Person (if other than the Issuer) formed by or
               surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Note Insurer, the due and punctual payment of the principal of and interest on all Notes, distributions made to the Certificate Paying Agent, on behalf of the Certificateholders and the payment of the Monthly Premium and all other payments to the Note Insurer and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                    (ii) immediately after giving effect to such transaction, no
               Event of Default shall have occurred and be continuing;

                    (iii) the Rating Agencies shall have confirmed in writing
               that such transaction shall not cause the downgrade, withdrawal, suspension or qualification of the rating of the Notes or caused the Notes to be considered by either Rating Agency to be below investment grade without taking into consideration the Note Insurance Policy;

                    (iv) the Issuer and the Note Insurer shall have received an
               Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by Superior Bank FSB, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                    (v) any action that is necessary to maintain the lien and
               security interest created by this Indenture shall have been taken;

                    (vi) the Issuer shall have delivered to the Indenture
               Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                    (vii) the Note Insurer, so long as no default by the Note
               Insurer exists, shall have given its prior written consent.

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                    (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Note Insurer, the due and punctual payment of the principal of and interest on all Notes, the payment of the Monthly Premium and all other amounts payable to the Note Insurer under the Sale and Servicing Agreement and the Insurance Agreement and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes and the
               Note Insurer, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer and the Note Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and

         (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                    (ii) immediately after giving effect to such transaction, no default by the Issuer hereunder or Event of Default shall have occurred and be continuing;

                    (iii) the Rating Agencies shall have confirmed in writing
               that such transaction shall not cause the downgrade, withdrawal, suspension or qualification of the rating of the Notes without taking into account the Note Insurance Policy;

                    (iv) the Issuer and the Note Insurer shall have received an
               Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, and (B) if 100% of the Certificates are not owned by Superior Bank FSB, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                    (v) any action that is necessary to maintain the lien and
               security interest created by this Indenture shall have been taken;

                    (vi) the Issuer shall have delivered to the Indenture
               Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                    (vii) the Note Insurer, so long as no default by the Note
               Insurer exists, shall have given its prior written consent.

         Section 3.17. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Note Insurer of such conveyance or transfer.

         Section 3.18. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and amounts due to the Note Insurer under this Indenture, the Sale and Servicing Agreement and the Insurance Agreement.

         Section 3.20. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22. [Reserved]

         Section 3.23. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee, the Note Insurer and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Sale and Servicing Agreement and (y) payments to the Servicer pursuant to the terms of the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from any Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24. Notice of Events of Default. The Issuer, upon actual knowledge thereof, shall give the Indenture Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25. Further Instruments and Acts. Upon written request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26. Grant of the Subsequent Mortgage Loans. In consideration of the delivery on each Subsequent Transfer Date to or upon the order of the Issuer of all or a portion of the amount on deposit in the related Pre-Funding Account, the Issuer shall, to the extent of the availability thereof, on such Subsequent Transfer Date during the Pre-Funding Period Grant to the Indenture Trustee all of its rights, title and interest in the Subsequent Mortgage Loans and simultaneously with the Grant of the Subsequent Mortgage Loans the Issuer will cause the related Trustee's Mortgage File to be delivered to the Indenture Trustee.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

         Section 4.01. The Notes. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book- entry facilities of the Depository in minimum initial Note Principal Balances of $100,000 and integral multiples of $1,000 in excess thereof.

         The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

         Each of the Notes is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

         Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar and Certificate Registrar. The Issuer shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Principal Balances evidencing the same aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Principal Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee and the Note Insurer receives evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer, the
Note Insurer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of
Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Note Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Note Insurer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Note Insurer, the Indenture Trustee and any agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Note Insurer, the Indenture Trustee nor any agent of the Issuer, the
Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                    (i) the provisions of this Section 4.06 shall be in full
               force and effect;

                    (ii) the Note Registrar, the Note Insurer and the Indenture
               Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                    (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                    (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book- entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                    (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Principal Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07. Notices to Depository. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08. Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Principal Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer and the Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders (and the Note Insurer, as subrogee of the Noteholders) to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18,
3.19 and 4.09, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders (and the Note Insurer, as subrogee of the Noteholders) as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                    (A) either

                    (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                    (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               a. have become due and payable,

               b. will become due and payable at the Final Scheduled Payment
                  Date within one year, or

               c. have been called for early redemption pursuant to Section
                  11.01 of the Sale and Servicing Agreement, and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or other final Payment Date, and the Issuer has delivered to the Indenture Trustee and the Note Insurer a verification report (complying with the applicable requirements of Section 10.01) from a nationally recognized Independent accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above all provisions of Section 11.01 of the Sale and Servicing Agreement have been satisfied;

                    (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Sale and Servicing Agreement; and

                    (C) the Issuer has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

         Section 4.11. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, as applicable, as the Indenture Trustee may determine, to the Holders of Notes, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12. Subrogation and Cooperation. The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Note Insurer makes payments under the Note Insurance Policy on account of principal of or interest on the Notes, the Note Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Sale and Servicing Agreement for the payment of such principal and interest.

         The Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interest under this Indenture or the Sale and Servicing Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                    (i) institute any suit in equity, action at law or other
               judicial or administrative proceeding (each, a "Proceeding") for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement, enforce any judgment obtained and collect from the Issuer monies adjudged due;

                    (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                    (iii) file or record all Assignments of Mortgage that have not previously been recorded;

                    (iv) institute Proceedings from time to time for the
               complete or partial foreclosure of this Indenture; and

                    (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder;

provided, however, action shall be taken pursuant to this Section 4.12 by the Indenture Trustee to preserve the Note Insurer's rights or interest under this Agreement or the Insurance Agreement only to the extent such action is available to the Noteholders or the Note Insurer under other provisions of this Indenture.

         Notwithstanding any provision of this Indenture to the contrary, so long as no default by the Note Insurer exists, the Note Insurer shall at all times be treated as if it were the exclusive owner of all Notes Outstanding for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee shall act in accordance with the directions of the Note Insurer so long as it is indemnified therefor to its reasonable satisfaction.

         Section 4.13. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 4.15. ERISA Deemed Representations. By acquiring a Note, each purchaser will be deemed to represent that either (1) it is not acquiring the Note with the assets of a Plan; or (2) the acquisition and holding of the Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01. Events of Default. Any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall be an "Event of Default":

         (i) a default in the payment of the Class A Interest Remittance Amount or the Class A Principal Remittance Amount with respect to a Payment Date on such Payment Date and such default continues for a period of five days (for purposes of this clause, a payment on the Notes funded by the Note Insurer shall be deemed to be a payment made by the Issuer); or

         (ii) the failure by the Issuer on the Final Scheduled Payment Date to reduce the related Note Principal Balance to zero and such default continues for a period of five days; or (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Note Insurer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Note Insurer, or if a Note Insurer default exists the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

         (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Note Insurer or, if a Note Insurer default exists, the Holders of Notes representing not less than a majority of the Note Principal Balances of all Notes may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee and the Note Insurer if given by Noteholders), and upon any such declaration the unpaid Note Principal Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Note Insurer or, if a default by the
Note Insurer exists, the Holders of Notes representing a majority of the Note Principal Balances of all Notes, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

                    (i) the Issuer has, or has caused to be, paid or deposited with the Indenture Trustee a sum sufficient to pay:

                         (A) all payments of principal of and interest on the
                    Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                         (B) all sums paid or advanced by the Indenture Trustee
                    hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                    (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of the Class A Interest Remittance Amount on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the Class A Principal Remittance Amount of or any installment of the Class A Principal Remittance Amount on any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of Notes and the Note Insurer, the whole amount then due and payable on the Notes in respect of principal and interest, with interest at the Note Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer, by such appropriate Proceedings as the Indenture Trustee and the Note Insurer shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                    (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith), the Note Insurer and of the Noteholders allowed in such Proceedings;

                    (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                    (iii) to collect and receive any monies or other property
               payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Note Insurer and of the Indenture Trustee on their behalf; and

                    (iv) to file such proofs of claim and other papers or
               documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Note Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and all amounts due to the Note Insurer.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Note Insurer.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of Sections 5.11 and 10.16 hereof shall, do one or more of the following (subject to Section 5.05 hereof):

                    (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Sale and Servicing Agreement and enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                    (ii) institute Proceedings from time to time for the
               complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                    (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Holders of the Notes and the Note Insurer; and

                    (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Principal Balance and, unless a Note Insurer default exists, the Note Insurer, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Note Insurer for any amounts paid under the Note Insurance Policy and any other amounts due to the Note Insurer under the Sale and Servicing Agreement and the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Note Insurer and the Holders of a majority of the aggregate Note Principal Balance. In determining such sufficiency or insufficiency with respect to clause
(B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Servicer Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Sale and Servicing Agreement.

         (b) Notwithstanding the priorities of payment provisions of Section
6.06 of the Sale and Servicing Agreement, if the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section
               6.03 of the Sale and Servicing Agreement hereof;

               SECOND: to the Noteholders for amounts due and unpaid on the Notes with respect to interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest (including Class A Interest Remittance Amount) from amounts available in the Trust Estate for the Noteholders;

               THIRD: to Noteholders for amounts due and unpaid on the Notes with respect to principal (including, but not limited to, any Class A Principal Remittance Amount), from amounts available in the Trust Estate for such Noteholders, and to each Noteholder ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, until the Note Principal Balance is reduced to zero;

               FOURTH: to the Note Insurer for amounts due and owing under this Indenture, the Sale and Servicing Agreement and the Insurance Agreement;

               FIFTH: to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. With respect to any acceleration, the first payment date after the acceleration shall be the first Payment Date after the acceleration. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Note Insurer a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payments to the Note Insurer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Note Principal Balances of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings;

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Principal Balances of the Notes; and

               (vi) such Holder or Holders have obtained the written consent of the Note Insurer, unless a Note Insurer default exists and is continuing.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Subject to the last paragraph of Section 4.12 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Principal Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture or the Sale and Servicing Agreement and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be.

         Section 5.11. Control by Note Insurer. So long as no default by the
Note Insurer exists, the Note Insurer shall have the right (subject to the provisions of Section 5.06) to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Principal Balances of Notes;

               (iii) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Note Principal Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

               (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

In the event that a default by the Note Insurer exists, the Majority Noteholders of each Class shall have the foregoing rights. Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Note Insurer, or if a default by the Note Insurer exists, the Holders of Notes of not less than a majority of the Note Principal Balances of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note or (c) the waiver of which would materially and adversely affect the interests of the Indenture Trustee or, the Note Insurer or modify the Note Insurer's obligations under the Note Insurance Policy. In the case of any such waiver, the Issuer, the Indenture Trustee, the Note Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee or the Note Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Principal Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Sale of Trust Estate. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

          (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

          (1) the Note Insurer or if a Note Insurer default exists, the Holders of all Notes, consent to or direct the Indenture Trustee to make, such Sale, or

          (2) the proceeds of such Sale would not be less than the entire amount which would be payable to the Noteholders under the Notes and the Note Insurer under the Sale and

Servicing Agreement and the Insurance Agreement on the Payment Date next succeeding the date of such Sale; or

          (3) the Indenture Trustee determines, that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Note Insurer or if a Note Insurer default exists, the Holders of Notes representing at least 66-2/3% of the Note Principal Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Note Insurer or if a Note Insurer default exists, the Holders representing at least 66-2/3% of the Principal Balances of the Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this
Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, as trustee for the benefit of the Holders of the Notes, shall bid an amount at least $1.00 more than the highest other bid.

          (d) In connection with a Sale of all or any portion of the Trust
Estate,

          (1) any Holder or Holders of Notes may bid for the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and the
Note Insurer as a result of such Sale in accordance with Section 5.04(b) hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

         Section 5.17. Performance and Enforcement of Certain Obligations. The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Note Insurer or, if a Note Insurer default exists, the Holders of 66-2/3% of the Note Principal Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee.

         The Indenture Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Sale and Servicing Agreement. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and has not been cured or waived, the Indenture Trustee shall, except in those cases in which it is required by the terms of this Indenture or the Sale and Servicing Agreement to follow the direction of the Note Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Indenture and the Sale and Servicing Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Indenture Trustee, upon receipt of all resolutions, notes, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture and the Sale and Servicing Agreement, shall examine them to determine whether they conform to the requirements of this Indenture and the Sale and Servicing Agreement, provided, however that the Indenture Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Issuer, the Servicer or the Seller. If any such instrument is found not to conform to the requirements of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee shall notify the Note Insurer and request written instructions as to the action the
Note Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Indenture Trustee will provide notice thereof to the Note Insurer who shall then direct the Indenture Trustee as to the action, if any, to be taken.

         No provision of this Agreement shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i) Prior to the occurrence of an Event of Default, and
               after the curing of all such Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture and the Sale and Servicing Agreement, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and the Sale and Servicing Agreement, no implied covenants or obligations shall be read into this Indenture and the Sale and Servicing Agreement against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Indenture Trustee and conforming to the requirements of this Agreement;

                    (ii) The Indenture Trustee shall not be personally liable
               for an error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                    (iii) The Indenture Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture and the Sale and Servicing Agreement or at the direction of the Note Insurer or, with the prior consent of the Note Insurer so long as no default by the Note Insurer has occurred and is continuing, the Class 1A Majority Noteholders and the Class 2A Majority Noteholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture and the Sale and Servicing Agreement;

                    (iv) The Indenture Trustee shall not be required to take
               notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 5.01(i) or (ii) of this Indenture) unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default or Event of Default;

                    (v) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Indenture and the Sale and Servicing Agreement shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under the Sale and Servicing Agreement except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

                    (vi) Subject to any express requirement of this Indenture
               and the Sale and Servicing Agreement and until such time as the Indenture Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or the Sale and Servicing Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate, (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties; and

                    (vii) The Indenture Trustee shall not be deemed a fiduciary for the Note Insurer in its capacity as such, except to the extent the Note Insurer has made an Insured Payment and is thereby subrogated to the rights of the Noteholders with respect thereto.

          Section 6.02 Certain Matters Affecting the Indenture Trustee.

          Except as otherwise provided in Section 6.01:

                    (i) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) The Indenture Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                    (iii) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture and the Sale and Servicing Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Note Insurer or any of the Noteholders, pursuant to the provisions of this Indenture and the Sale and Servicing Agreement, unless such Noteholders or the
               Note Insurer, as applicable, shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Indenture Trustee is required by the terms of this Indenture and the Sale and Servicing Agreement to follow the direction of the Note Insurer, the Class 1A Majority Noteholders or the Class 2A Majority Noteholders nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                    (iv) The Indenture Trustee shall not be personally liable
               for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                    (v) Prior to the occurrence of an Event of Default under
               this Indenture or the Sale and Servicing Agreement and after the curing of all Events of Default which may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Insurer, the Class 1A Majority Noteholders or the Class 2A Majority Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

                    (vi) The right of the Indenture Trustee to perform any
               discretionary act enumerated in this Indenture and the Sale and Servicing Agreement shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                    (vii) The Indenture Trustee shall not be required to give
               any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

                    (viii) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

          Section 6.03 Indenture Trustee Not Liable for Notes or Mortgage Loans.

          The recitals contained herein, in the Sale and Servicing Agreement and in the Notes (other than the certificate of authentication on the Notes) shall be taken as the statements of the Seller, the Servicer or the Issuer as applicable, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture, the Sale and Servicing Agreement or of the Notes or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage File). The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any Servicer from the Principal and Interest Accounts. The Indenture Trustee shall not be responsible for the legality or validity of the Indenture or the Sale and Servicing Agreement or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder. The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Indenture Trustee shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Issuer or to record this Indenture or the Sale and Servicing Agreement.

          Section 6.04 Indenture Trustee May Own Notes.

         The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not Indenture Trustee, and may otherwise deal with the parties hereto.

          Section 6.05 [Reserved].

          Section 6.06 Eligibility Requirements for Indenture Trustee.

          The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Estate assets on behalf of the Noteholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Note Insurer and S&P or the
Note Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Note Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.06, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.06, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.07 hereof.

          Section 6.07 Resignation and Removal of the Indenture Trustee.

         The Indenture Trustee may at any time resign and be discharged from the trusts hereby and under the Sale and Servicing Agreement created by giving written notice thereof to the Issuer, the Servicer, the Rating Agencies and the
Note Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor indenture trustee which satisfies the eligibility requirements of Section 6.06 and acceptable to the Note Insurer by written instrument, in duplicate, which instrument shall be delivered to the resigning Indenture Trustee and to the successor indenture trustee. A copy of such instrument shall be delivered to the Noteholders and the Note Insurer by the Servicer. Unless a successor indenture trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor indenture trustee.

         If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by any Servicer, or the Note Insurer, or if at any time the Indenture Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Note Insurer may remove the Indenture Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Note Insurer, which approval shall not be unreasonably withheld, a successor indenture trustee which satisfies the eligibility requirements of Section 6.06 by written instrument, in duplicate, which instrument shall be delivered to the Indenture Trustee so removed and to the successor indenture trustee. A copy of such instrument shall be delivered to the Noteholders, each Rating Agency and the Note Insurer by the successor indenture trustee.

         If the Indenture Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Noteholders and the Class 2A Majority Noteholders (with the consent of the Note Insurer) or the Note Insurer may remove the Indenture Trustee and appoint a successor indenture trustee acceptable to the Note Insurer by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Indenture Trustee so removed and one complete set to the successor Indenture Trustee so appointed. A copy of such instrument shall be delivered to the Note Insurer by the Servicer.

         The Seller may, in its discretion, remove the Indenture Trustee with the consent of the Note Insurer, which consent shall not be unreasonably withheld, without cause. The Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Note Insurer, which approval shall not be unreasonably withheld, a successor indenture trustee which satisfies the eligibility requirements of Section 6.06 by written instrument, in duplicate, which instrument shall be delivered to the Indenture Trustee so removed and to the successor indenture trustee. A copy of such instrument shall be delivered to the Noteholders, each Rating Agency and the Note Insurer by the successor indenture trustee.

         Any resignation or removal of the Indenture Trustee and appointment of a successor indenture trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor indenture trustee which satisfies the eligibility requirements of Section 6.06 as provided in Section 6.08.

         Section 6.08  Successor Indenture Trustee.

         Any successor indenture trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor indenture trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor indenture trustee shall become effective and such successor indenture trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as indenture trustee herein. The predecessor indenture trustee shall, to the extent necessary, deliver to the successor indenture trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor indenture trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor indenture trustee all such rights, powers, duties and obligations.

         No successor indenture trustee shall accept appointment as provided in this Section 6.08 unless at the time of such acceptance such successor indenture trustee shall be eligible under the provisions of Section 6.06 and its appointment shall not adversely affect the then current rating of the Notes.

         Upon acceptance of appointment by a successor indenture trustee as provided in this Section 6.08, the Servicer shall mail notice of the succession of such indenture trustee hereunder to all Holders of Notes at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor indenture trustee, the successor indenture trustee shall cause such notice to be mailed at the expense of the Servicer.

         Section 6.09  Merger or Consolidation of Indenture Trustee.

         Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation or bank shall be eligible under the provisions of Section 6.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Prior written notice of any such merger or consolidation shall be given to the
Note Insurer.

          Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Indenture Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee to act as co-indenture trustee or co-indenture trustees, jointly with the Indenture Trustee, or separate indenture trustee or separate indenture trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Servicer and the Indenture Trustee may consider necessary or desirable. Any such co-indenture trustee or separate indenture trustee shall be approved by the Note Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Indenture Trustee alone shall have the power to make such appointment. No co-indenture trustee or separate indenture trustee hereunder shall be required to meet the terms of eligibility as a successor indenture trustee under Section 6.06 and no notice to Holders of Notes of the appointment of co-indenture trustee(s) or separate indenture trustee(s) shall be required under Section 6.08.

         In the case of any appointment of a co-indenture trustee or separate indenture trustee pursuant to this Section 6.10, all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate indenture trustee or co-indenture trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Indenture Trustee hereunder or as successor to the Servicer hereunder), the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate indenture trustee or co-indenture trustee at the direction of the Indenture Trustee.

         Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate indenture trustees and co-indenture trustees, as effectively as if given to each of them. Every instrument appointing any separate indenture trustee or co-indenture trustee shall refer to this Agreement and the conditions of this Article XII. Each separate indenture trustee and co-indenture trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee, and a copy thereof shall be forwarded by the Indenture Trustee to the
Note Insurer.

         Any separate indenture trustee or co-indenture trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Indenture Trustee shall not be responsible for any action or inaction of any such separate indenture trustee or co-indenture trustee. If any separate indenture trustee or co-indenture trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor indenture trustee.

          Section 6.11 Tax Returns.

          The Indenture Trustee, upon request, will promptly furnish the Issuer with all such information the Indenture Trustee possesses as may reasonably be required in connection with the Issuer's preparation of all tax returns (in the event the Issuer is not treated as a "disregarded entity" for federal income tax purposes) or for the purpose of the Issuer's responding to reasonable requests for information made by Noteholders.

          Section 6.12 Appointment of Custodians.

          The Indenture Trustee may, with the consent of the Servicer and the
Note Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Indenture Trustee, by entering into a Custodial Agreement substantially in the form attached as Exhibit B hereto. Subject to this Article VI, the Indenture Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Noteholders and the Note Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Indenture Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02 of the Sale and Servicing Agreement.

          Section 6.13 Indenture Trustee May Enforce Claims Without Possession of Notes.

         All rights of action and claims under this Indenture, the Sale and Servicing Agreement or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

          Section 6.14 Suits for Enforcement.

          In case an Event of Servicer Default under the Sale and Servicing Agreement or other default by the Servicer thereunder shall occur and be continuing, the Indenture Trustee, in its discretion, but subject to Section
10.01 of the Sale and Servicing Agreement, may proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture and the Sale and Servicing Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture and the Sale and Servicing Agreement or in aid of the execution of any power granted in this Indenture and the Sale and Servicing Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

          Section 6.15 Indenture Trustee's Fees and Expenses. The Indenture Trustee shall be paid such fees and expenses as described in Section 12.01 of the Sale and Servicing Agreement which shall be payable as described in Section
12.01 of the Sale and Servicing Agreement. Except as set forth in Section 12.01 of the Sale and Servicing Agreement, the Indenture Trustee shall have no claim against the Issuer or the Trust Estate for any unpaid fees or expenses. In the event of a default in the payment of such fees and expenses by the Seller or the Servicer, the Indenture Trustee hereby agrees that it will continue to act as Indenture Trustee hereunder and perform its duties hereunder and the duties of the Indenture Trustee under the Basic Documents.

          Section 6.16 [Reserved].


          Section 6.17 Representations and Warranties. The Indenture Trustee hereby represents that:

          (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States;

          (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by all necessary corporate action;

          (iii) The consummation of the transactions contemplated by this Indenture and the Sale and Servicing Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default of the Indenture Trustee under, its articles of organization or bylaws or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

          (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations concerning the Indenture Trustee, pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture, or (C) seeking any determination or ruling that might performance by of its obligations under, or the validity or enforceability of, this Indenture.

         Section 6.18 Directions to Indenture Trustee. The Indenture Trustee is hereby directed by the Issuer:

          (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Noteholders and the Note Insurer;

          (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 and A-2 in accordance with the terms of this Indenture; and

          (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.19 The Agents. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity shall inure also to the Paying Agent and Note Registrar.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

          Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Note Registrar will furnish or cause to be furnished to the Indenture Trustee or the Note Insurer (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee or the Note Insurer may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee and the Note Insurer may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

          Section 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of the Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss. 312(c).

          Section 7.03. Reports of Issuer. (a)(i) The Indenture Trustee shall file with the Commission and the Note Insurer on behalf of the Issuer, with a copy to the Issuer within 15 days before the Issuer is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                    (ii) The Indenture Trustee shall file with the Commission and the Note Insurer, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (iii) The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to the Note Insurer and all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          Section 7.04. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 29 beginning with January 29, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

          A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Note Insurer if and when the Notes are listed on any stock exchange.

          Section 7.05. Statements to Noteholders. With respect to each Payment Date, the Indenture Trustee shall deliver to each Noteholder, Certificateholder, the Note Insurer, the Seller, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, copies of each Servicer's Certificate received pursuant to Section 6.08 of the Sale and Servicing Agreement.

                                  ARTICLE VIII

               ACCOUNTS, DISTRIBUTIONS, DISBURSEMENTS AND RELEASES

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          Section 8.02. [Reserved].

          Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

          Section 8.04. Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders, the Note Insurer, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III and the Sale and Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Section 8.05. Release of Trust Estate. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in
Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due to the Note Insurer have been paid and
(iii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to Section 8.05(a) only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied and, if required by the TIA, Independent Certificates in accordance with TIA Section 314(c) and 314(d) meeting the applicable requirements as described herein.

         Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.07. No Redemption of the Notes. The Issuer shall not have the right to redeem the Notes. However, the Servicer or the Issuer, as majorityholder of the Certificates, shall have the option to purchase the Mortgage Loans and any properties acquired in respect thereof pursuant to the terms of Section 11.01 of the Sale and Servicing Agreement, thereby effecting a redemption in full of the Notes.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

          Section 9.01. Supplemental Indentures Without Consent of Noteholders.
(a) Without the consent of the Holders of any Notes but with prior consent of the Note Insurer and prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

               (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;

               (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
          Article VI hereof; or

               (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee and the Note Insurer shall have received an Opinion of Counsel that entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001.3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Note Insurer the Rating Agencies and the consent of the
Note Insurer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) if 100% of the Certificates are not owned by the Seller, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the consent of the Note Insurer and the Holders of not less than a majority of the Note Principal Balances of the Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (ii) reduce the percentage of the Note Principal Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

               (iv) reduce the percentage of the Note Principal Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

               (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by the Seller) to be subject to an entity level tax.

          The Indenture Trustee may, in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any Act of Noteholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.01. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Note Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

               (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

               (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

         (b)(i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

         (ii) Whenever the Issuer is required to furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Note Insurer a certificate from a nationally recognized accounting firm as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then- current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Principal Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Principal Balances of the Notes.

          (iii) Except in the event of servicing releases, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Note Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then- current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

          Section 10.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Registrar.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 10.04. Notices, etc., to Indenture Trustee, Note Insurer, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of

Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                    (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

                    (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Corporate Trust Administration, AFC Trust Series 2000-2, in care of OWNER TRUSTEE, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: AFC Trust Series 2000-2, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

          Notices required to be given to the Rating Agencies or the Note Insurer by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Standard & Poor's, at the following address: 55 Water Street, New York, N.Y. 10041, (ii) in the case of Moody's, at the following address: 99 Church Street, New York, N.Y. 10007; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties,
(iii) in the case of the Note Insurer, at the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (I-SF) (AFC Trust Series 2000-2) and
(iv) in the case of Fitch, One State Street Plaza, New York, New York 10004.

          Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Section 10.07. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 10.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

          Section 10.09. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 10.10. Benefits of Indenture. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. To the extent that this Indenture confers upon or gives or grants to the Note Insurer any right, remedy or claim under or by reason of this Indenture, the Note Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and the Note Insurer, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 10.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          Section 10.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS

AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 10.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense, upon the written request of the Indenture Trustee and accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Note Insurer or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          Section 10.15. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

          Section 10.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor, the Seller or the Issuer, or join in any institution against the Depositor, the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. This Section 10.16 will survive for one year following the termination of this Indenture.

          Section 10.17. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee and the Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Note Insurer shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 10.18. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (in such capacity, the "Owner Trustee") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Owner Trustee and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                 AFC TRUST SERIES 2000-2,
                                 as Issuer

                                 By:  Wilmington Trust Company,
                                      not in its individual capacity
                                      but solely as Owner Trustee


                                 By:  /s/ W. CHRIS SPONENBERG
                                     -------------------------------------
                                 Name: W. Chris Sponenberg
                                 Title: Assistant Vice President



                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 as Indenture Trustee, as Paying Agent and as Note Registrar


                                 By:  /s/ BARBARA L. MARIK
                                     -------------------------------------
                                 Name: Barbara L. Marik
                                 Title:  Assistant Vice President

STATE OF DELAWARE              )
                               )ss.:
COUNTY OF NEW CASTLE           )

         On this ____ day of June, before me personally appeared __________ to me known, who being by me duly sworn, did depose and say, that she is the _______________ of the Owner Trustee, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.

                                    Notary Public


                                    _______________________________________
                                    NOTARY PUBLIC
                                    My Commission expires__________________


[NOTARIAL SEAL]

STATE OF ILLINOIS          )
                           ) ss.:
COUNTY OF COOK             )

         On this ___ day of June, before me personally appeared _________ to me known, who being by me duly sworn, did depose and say, that she is the ____________ of LaSalle Bank National Association, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.

                           Notary Public


                           _________________________________________
                           NOTARY PUBLIC
                           My Commission expires____________________



[NOTARIAL SEAL]

                                   EXHIBIT A-1

                             FORM OF CLASS 1A NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

BY ACQUIRING A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT EITHER (1) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE"); OR (2) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

               AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2000-2


CLASS 1A

AGGREGATE NOTE PRINCIPAL
BALANCE:$

INITIAL NOTE PRINCIPAL
BALANCE OF THIS NOTE:               NOTE NO.
$

PERCENTAGE INTEREST: ____%          CUSIP NO.

          AFC Trust Series 2000-2 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ______________________________________________________________
($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2000 and ending on or before June __, 2030 and to pay interest on the Note Principal Balance of this Class A Note (this "Note") outstanding from time to time as provided below.

          This Note is one of a duly authorized issue of the Issuer's AFC Mortgage Loan Asset Backed Notes, Series 2000-2 (the "Notes"), issued under an Indenture dated as of June 1, 2000 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Class 1A Interest Remittance Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Class 1A Principal Remittance Amount, if any, and any Additional Principal amount, if any for such Payment Date.

          The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

          MBIA Insurance Corporation (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the note guaranty insurance policy (the "Note Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment with respect to each Payment Date. The Note Insurance Policy will not cover any Available Funds Cap Carry-Forward Amount.

          All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

          The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than or equal to 5% of (i) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date and (ii) the amount on deposit in the Group 1 Pre-Funding Account on the Closing Date.

          The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the

Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Principal Balance of at least $5,000,000) delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         By acquiring a Note, the purchaser will be deemed to represent that either (1) it is not acquiring the Note with the assets of an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"); or (2) the acquisition and holding of the note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Insurer and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Note Insurer nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer or the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Note Insurer or the Holders of Notes representing specified percentages of the aggregate Note Principal Balance of the Notes on behalf of the Holders of all the Notes (with the consent of the Note Insurer), to waive any past Default under the Indenture and its consequences. Any such waiver by the Note Insurer or the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall bind the Holder of every
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder but with the consent of the Note Insurer.

         Initially, the Notes will be registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Notes. The Notes will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by OWNER TRUSTEE, not in its individual capacity but solely as Owner Trustee.

Dated: June __, 2000


                   AFC TRUST SERIES 2000-2

                   BY:      Wilmington Trust Company, not in its
                            individual capacity but solely in its capacity as Owner Trustee


                   By:_______________________________________
                            Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class 1A Notes referred to in the within-mentioned Indenture.

LaSalle Bank National Association,
  as Indenture Trustee



By:______________________________________
    Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM  --  as tenants in common
          TEN ENT  --  as tenants by the entireties
          JT TEN   --  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  --  ________________ Custodian _____________________________
                            (Cust)                          (Minor)
                       under Uniform Gifts to Minor Act________________________
                                                              (State)

          Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


          ____________________________________________________________

          ____________________________________________________________

          ____________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)


_______________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________     ________________________________________________

Signature Guaranteed by ______________________________________________________

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-2

                             FORM OF CLASS 2A NOTES


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

BY ACQUIRING A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT EITHER (1) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE"); OR (2) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

               AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2000-2

CLASS 2A

AGGREGATE NOTE PRINCIPAL
BALANCE:$

INITIAL NOTE PRINCIPAL
BALANCE OF THIS NOTE:                                NOTE NO.
$

PERCENTAGE INTEREST: ____%                               CUSIP NO.

         AFC Trust Series 2000-2 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ______________________________________________________________
($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2000 and ending on or before Jume __, 2030 and to pay interest on the Note Principal Balance of this Class A Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's AFC Mortgage Loan Asset Backed Notes, Series 2000-2 (the "Notes"), issued under an Indenture dated as of June 1, 2000 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Class 2A Interest Remittance Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Class 2A Principal Remittance Amount, if any, and any Additional Principal amount, if any for such Payment Date.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

          MBIA Insurance Corporation (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the note guaranty insurance policy (the "Note Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment with respect to each Payment Date. The Note Insurance Policy will not cover any Available Funds Cap Carry-Forward Amount.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than or equal to 5% of (i) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date and (ii) the amount on deposit in the Group 2 Pre-Funding Account on the Closing Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the

Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Principal Balance of at least $5,000,000) delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         By acquiring a Note, the purchaser will be deemed to represent that either (1) it is not acquiring the Note with the assets of an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"); or (2) the acquisition and holding of the note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Insurer and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Note Insurer nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer or the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Note Insurer or the Holders of Notes representing specified percentages of the aggregate Note Principal Balance of the Notes on behalf of the Holders of all the Notes (with the consent of the Note Insurer), to waive any past Default under the Indenture and its consequences. Any such waiver by the Note Insurer or the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall bind the Holder of every
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder but with the consent of the Note Insurer.

         Initially, the Notes will be registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Notes. The Notes will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by OWNER TRUSTEE, not in its individual capacity but solely as Owner Trustee.

Dated: June __, 2000

                  AFC TRUST SERIES 2000-2

                  BY:      Wilmington Trust Company, not in its
                           individual capacity but solely in its capacity as Owner Trustee

                  By:_______________________________________
                           Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class 2A Notes referred to in the within-mentioned Indenture.

LaSalle Bank National Association,
  as Indenture Trustee



By:______________________________________
    Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM   --   as tenants in common
          TEN ENT   --   as tenants by the entireties
          JT TEN    --   as joint tenants with right of survivorship and not
                         as tenants in common

UNIF GIFT MIN ACT   --   ___________ Custodian _____________________________
                           (Cust)                         (Minor)

                         under Uniform Gifts to Minor Act____________________
                                                               (State)

             Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


      ____________________________________________________________________

      ____________________________________________________________________

      ____________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)


_______________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints___________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________________    ______________________________________________

Signature Guaranteed by_____________________________________________________

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                    EXHIBIT B

                               CUSTODIAL AGREEMENT

                                Dated ____, 2000


          ______________________________, a ____________________, as Indenture
Trustee (the "Indenture Trustee") and ___________________, a _________________
("_________________"), agree as follows:

         WHEREAS, concurrently herewith, the Indenture Trustee, AFC Trust Series 2000-2 (the "Issuer"), Superior Bank FSB (the "Seller") and Superior Bank FSB (the "Servicer) are entering into a Sale and Servicing Agreement, dated as of June 1, 2000, relating to AFC Mortgage Loan Asset Backed Notes, Series 2000-2 (the "Sale Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Seller shall transfer, assign, set-over and otherwise convey to the Issuer, without recourse, all of the Seller's right, title and interest in and to the mortgage loans consisting of Group 1 and Group 2 identified in Exhibits H-1 and H-2 to the Sale Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield;

         WHEREAS, pursuant to the Indenture, dated as of June 1, 2000 between the Issuer and the Indenture Trustee, the Issuer shall pledge and assign the Mortgage Loans for the benefit of the Noteholders and the Note Insurer; and

         WHEREAS, in connection with such transfer, pledge and assignment and pursuant to the Indenture, the Indenture Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;

         WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Indenture Trustee agree as follows:

         1. Appointment as Custodian; Acknowledgment of Receipt; Fees. Subject to the terms and conditions herein, the Indenture Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Sale Agreement. The Servicer shall be liable for all of _______________________ fees under this Agreement.

         2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Sale Agreement, which is incorporated herein by reference, at the office of _________________________________________________ located at
__________________________________________________________ or at such other office of _________________ in ____________________ as ________________ shall designate from time to time after giving the Indenture Trustee and the Note Insurer 30 days' prior written notice.

          3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

                    (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Indenture Trustee for the benefit of all present and future Noteholders and the Note Insurer, to maintain accurate records pertaining to each Trustee's Mortgage Files as will enable the Indenture Trustee to comply with the terms and conditions of the Sale Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Indenture Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Indenture Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                    (b) Release of Documents. To release any Mortgage Note and Mortgage in the Trustee's Mortgage Files as provided in the Sale Agreement.

                    (c) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Indenture Trustee. In addition, ________________ shall assist the Indenture Trustee generally in the preparation of reports to Securityholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

          4. Access to Records. __________________ shall permit the Indenture Trustee and the Note Insurer or their duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Sale Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Sale Agreement.

          5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee. A certified copy of a resolution of the Board of Directors of the Indenture Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Indenture Trustee. Such instructions may be general or specific in terms.

          6. Indemnification by _________________. _______________ agrees to indemnify the Indenture Trustee and the Note Insurer for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Indenture Trustee or the Note Insurer as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that
___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Indenture Trustee or the Note Insurer.

          7. Advice of Counsel. __________________ and the Indenture Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

          8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Indenture Trustee at such place as the Indenture Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Indenture Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

          9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Indenture Trustee at, or to ___________________________________________ at,
____________________________________, Attention: ______________________; or to
the Note Insurer at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management-Structured Finance (I-SF) (AFC Trust Series 2000-2) or to such other address as the Indenture Trustee, the
Note Insurer or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

          11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Indenture Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section ___ of the Indenture, the Indenture Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Indenture Trustee hereunder.

          12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

          13. Fees and Expenses. All fees and expenses of the Custodian shall be paid by the Indenture Trustee as have been separately agreed upon before the date hereof pursuant to a separate fee agreement between the Custodian and the Indenture Trustee. In no event shall any fees and expenses of the Custodian become fees or expenses of the Issuer, the Seller or Servicer.

          14. The Note Insurer. The Note Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Note Insurer with respect to a Group shall be suspended during any period in which the Note Insurer is in default in its payment obligations under the Note Insurance Policy. At such time as the Notes with respect to a Group are no longer outstanding hereunder, and no amounts owed to the Note Insurer under the Insurance Agreement with respect to such Group remain unpaid, the Note Insurer's rights hereunder with respect to such Group shall terminate.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                               LASALLE BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee under the
                                        Indenture referred to above


                               By: ___________________________________


                               ______________________________________,
                               as Custodian


                               By:____________________________________